UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 6, 2004

MONOLITHIC POWER SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-51026	77-0466789
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

983 University Avenue, Building A

Los Gatos, California 95032

(Address of principal executive offices) (Zip Code)

(408) 357-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The information contained in Item 8.01 of this Current Report is being filed pursuant to “Item 8.01 Other Events.”

On December 6, 2004, the Registrant issued a press release attached hereto as Exhibit 9.01(c)(1).

Item 9.01 Financial Statements and Exhibits

Item 9.01 (a) Inapplicable.

Item 9.01 (b) Inapplicable.

Item 9.01 (c) Exhibits.

Exhibit		Description
9.01	(c)(1)	Press release issued on December 6, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

December 7, 2004	By:	/s/ Tim Christoffersen
Tim Christoffersen,
Chief Financial Officer and Secretary (Principal Financial and Accounting Officer and Duly Authorized Officer)

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Index to Exhibits

Exhibit	Description
9.01(c)(1)	Press release issued on December 6, 2004.

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